FIFTH AMENDMENT TO
                    WAREHOUSING CREDIT AND SECURITY AGREEMENT


     THIS FIFTH  AMENDMENT TO WAREHOUSING  CREDIT AND SECURITY  AGREEMENT
(this
"Amendment") is entered into as of this 12th day of December 1996, by and between MONUMENT MORTGAGE, INC., a California corporation (the
"Company") and
RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").

     WHEREAS, the Company and the Lender have entered into a single family revolving warehouse facility with a present Warehousing Commitment Amount of Ten
Million Dollars ($10,000,000), to finance the origination and acquisition of
Mortgage  Loans  as  evidenced  by a  First  Amended  and  Restated
Warehousing
Promissory Note in the principal sum of Ten Million Dollars ($10,000,000), dated as of February 29, 1996, a First Amended and Restated Sublimit Promissory Note in the principal sum of Five Million Dollars ($5,000,000), dated as of February
29, 1996, and by a Warehousing Credit and Security Agreement dated as of March
22, 1995, as the same may have been amended or supplemented (the
"Agreement");

     WHEREAS, the Company and the Lender have entered into a term loan facility with a present Term Loan Commitment Amount of One Million Dollars
($1,000,000),
as evidenced by a Term Loan Promissory Note in the principal amount of One
Million Dollars ($1,000,000), dated as of March 22, 1995 (the "Term Loan Note"), and the Agreement;

     WHEREAS,  the  Company  and the  Lender  have also  entered  into a working
capital facility with a present Working Capital Commitment Amount of One
Million
Dollars  ($1,000,000),  as  evidenced by a First  Amended and  Restated
Working
Capital   Promissory   Note  in  the  principal  sum  of  One  Million
Dollars
($1,000,000), dated as of February 29, 1996 (the "Working Capital Note"), and the Agreement (the Warehousing Promissory Note, the Sublimit Promissory Note, the Term Loan Promissory Note and the Working Capital Promissory Note shall collectively be referred to as the "Notes");

     WHEREAS, the Company has requested the Lender to extend the period for which the Warehousing Commitment and the Working Capital Commitment under the
Agreement have been made and to amend certain other terms of the Agreement, and the Lender has agreed to such extension and amendment subject to the terms and conditions of this Amendment;

     NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Agreement.

     2. The effective date ("Effective Date") of this Amendment shall be , the date on which the Company has complied with all the terms and conditions of this
Amendment.

     3. Section 1.1 of the Agreement shall be amended by adding the following definitions in the appropriate alphabetical order:

          "High  LTV  Mortgage  Loan"  means a First  Mortgage  Loan or a
Second
     Mortgage Loan, other than a Title I Mortgage Loan, which has a ratio of the principal balance of the Mortgage Loan at origination plus, in the case of a Second Mortgage Loan, the outstanding principal balance of the First
     Mortgage Loan against the related improved real property, to the appraised value of the related improved real property, which exceeds one hundred percent (100%).

          "RFC Mortgage Loan" means a Mortgage Loan covered by a Purchase
     Commitment issued by RFC.

     4. Section 1.1 of the Agreement shall be amended to delete the definitions of "Adjusted Tangible Net Worth," "Collateral Value," "Debt," Affair Market
Value,"  "Home Equity  Advance,"  "Home Equity  Loan,"  "Nonconforming
Mortgage
Loan," "Purchase Commitment" and "Second Mortgage Loan" in their entirety, replacing them with the following definitions:

          "Adjusted Tangible Net Worth" means with respect to any Person at any date, the Tangible Net Worth of such Person at such date, excluding capitalized excess servicing fees and capitalized servicing rights, plus one percent (1%) of the Adjusted Servicing Portfolio, and Plus deferred taxes arising from capitalized excess servicing fees and capitalized servicing rights.

          "Collateral Value" means (a) with respect to any Mortgage Loan as of the date of determination, the lesser of (i) the amount of any Advance made against such Mortgage Loan under Section 2.1(c) hereof; or (ii) the Fair
     Market Value of such Mortgage  Loan; or (b) in the event Pledged
Mortgages
     have been exchanged for Pledged Securities, the Fair Market Value of such
     Pledged Securities; or (c) with respect to cash, the amount of such cash.

          "Debt" means, with respect to any Person, at any date (a) all indebtedness or other obligations of such Person which, in accordance with
     GAAP, would be included in determining total liabilities as shown on the liabilities  side of a balance  sheet of such Person at such date;
and (b)
     all indebtedness or other obligations of such Person for borrowed money or for the deferred purchase price of property or services; provided that for purposes of this Agreement, there shall be excluded from Debt at any date loan loss reserves, Subordinated Debt not due within one year of such date, and deferred taxes arising from capitalized excess servicing fees and capitalized servicing rights.

          "Fair Market Value" means at any time for a Mortgage Loan or the related Mortgage-backed Security (if such Mortgage Loan is to be used to back a Mortgage-backed Security), (a) if such Mortgage Loan or the related
     Mortgage-backed Security is covered by a Purchase Commitment, the Committed
     Purchase Price,  or (b) otherwise,  the market price for such Mortgage
Loan
     or Mortgage-backed Security, determined by the Lender based on market data for similar Mortgage Loans or Mortgage-backed Securities and such other criteria as the Lender deems appropriate.

          "Home  Equity  Advance"  means an Advance  made  against a Home
Equity
     Loan.

          "Home Equity Loan" means an open-ended revolving line of credit that is a Mortgage Loan secured by either a First Mortgage or a Second
Mortgage,
     which is not a High LTV Mortgage Loan.

          "Nonconforming Mortgage Loan" means a Conventional Mortgage Loan which
     is not a Conforming  Mortgage Loan or a Jumbo  Mortgage  Loan,  which has a
     credit  risk  rating  B-  or  better  (determined  using  the underwriting
     standards of the Investor to which such Mortgage Loan is to be sold under a
     Purchase  Commitment,  provided  such  underwriting  standards  comply with
     industry  standards  in the sole  judgment  of the  Lender),  and which is
     underwritten  and approved for purchase by an Investor  prior to funding if
     its  original   principal  amount  exceeds  Six  Hundred  Thousand
Dollars
     ($600,000).

          "Purchase  Commitment"  means  a  written  commitment,   in  form
and
     substance satisfactory to the Lender, issued in favor of the Company by an
     Investor pursuant to which that Investor commits to purchase Mortgage
Loans
     or Mortgage-backed Securities.

          "Second Mortgage Loan" means a closed-end Mortgage Loan secured by a
     Second  Mortgage,  which  is not a Title  I  Mortgage  Loan  or a High
LTV
     Mortgage Loan.

     5.  The  definitions  of  "Goal  Line  Commitment,"  "Goal  Line
Program,"
"Long-term Repurchase Advances" and "Short-term  Repurchase Advances" in
Section
1.1 of the Agreement shall be deleted in their entirety.

     6. The  definitions of  "Warehousing  Maturity  Date" and "Working
Capital
Maturity Date" in Section 1.1 of the Agreement shall be amended by inserting the date "December 31, 1997" in place of "December 31, 1996" wherever it appears in such definitions.

     7. Sections 2.1(b)(2), (5) and (7) of the Agreement are hereby deleted in their entirety and the following are substituted in lieu thereof:

          (2) No Advance, other than a Repurchase Advance, shall be made against a Mortgage Loan which is not covered by a Purchase Commitment, and no
     Advance shall be made against a Home Equity Loan which is not an RFC
     Mortgage Loan.

          (5) The aggregate amount of Second Mortgage Advances outstanding at any one time shall not exceed Three Million Dollars ($3,000,000).

          (7) No Advance shall be made against a High LTV Mortgage Loan, a HUD
     203(K) Mortgage Loan or a Title I Mortgage Loan.

     8. Section 2.1(c) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

          2.1(c) No Warehousing Advance shall exceed the following amount applicable to the type of Collateral at the time it is pledged:

               (1) For a  Conforming  Mortgage  Loan or a  Jumbo  Mortgage
Loan
          pledged hereunder, other than an RFC Mortgage Loan, ninety-nine percent  (99%) of the lesser of (i) the  Mortgage  Note Amount or
(ii)
          the Weighted Average Purchase Commitment Price multiplied by the
          Mortgage Note Amount.

               (2) For a Nonconforming Mortgage Loan pledged hereunder, other than an RFC Mortgage Loan, ninety-five percent (95%) of the lesser of
          (i) the  Mortgage  Note Amount or (ii) the Weighted  Average
Purchase
          Commitment Price multiplied by the Mortgage Note Amount.

               (3) For a Second Mortgage Loan pledged hereunder, other than an
          RFC Mortgage Loan,  ninety-five percent (95%) of the lesser of
(i) the
          Mortgage Note Amount, or (ii) the Weighted Average Purchase
Commitment
          Price multiplied by the Mortgage Note Amount.

               (4) For an RFC Mortgage Loan pledged hereunder, one hundred percent  (100%) of the lesser of (i) the Mortgage  Note Amount or
(ii)
          the Weighted Average Purchase Commitment Price multiplied by the
          Mortgage Note Amount.

               (5) For a Rejected  Mortgage Loan or a Repurchased  Mortgage
Loan
          pledged hereunder, ninety percent (90%) of the Mortgage Note
Amount.

     9. Section 2.8(h) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

          2.8(h) Upon demand of the Lender and upon Notice to the Company, after
     the  occurrence  and during the  continuation  of an Event of Default, the
     unpaid amount of each Advance  shall bear interest  until paid in full at a
     per annum rate of interest (the "Default  Rate") equal to four percent
(4%)
     in excess of the rate of interest otherwise applicable to such Advance pursuant to any other subsection of this Section 2.8 or, if no rate is applicable, the highest rate then applicable to any outstanding
Advances.

     10. Section 2.9(f)(12) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

               (12) Three hundred sixty-five (365) days elapse from the date of the initial Advance made by the Lender against a Repurchased
Mortgage
          Loan or a Rejected Mortgage Loan.

     11. Section 2.9(f) of the Agreement shall be further amended to add the following section immediately after Section 2.9(f)(13):

               (14) For any Pledged Mortgage secured by a Second Mortgage, one hundred twenty (120) days elapse from the date of the initial
Advance
          made by the Lender against such Pledged Mortgage or payment of any
          Lien prior to such Pledged Mortgage is delinquent, and remains delinquent for a period of sixty (60) days or more.

     12. Section 2.9(h)(3) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

               (3) On the fifteenth (15) day of each month occurring more than sixty (60) days after the date a Repurchase Advance is made, unless the Repurchased Mortgage Loan or the Rejected Mortgage Loan against which such Repurchase Advance was made is included in an Eligible
          Mortgage  Pool,  the  Company  shall  reduce the  outstanding
Advance
          against such Mortgage Loan by five percent (5%) of the original face amount of the Mortgage Note evidencing such Repurchased  Mortgage
Loan
          or the Rejected Mortgage Loan.

     13. Section 2.16 of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

          2.16 Miscellaneous Charges. The Company agrees to reimburse the
Lender
     for miscellaneous charges and expenses (collectively, "Miscellaneous
     Charges") incurred by or on behalf of the Lender in connection with the handling and administration of Advances, and to reimburse the Lender for
     Miscellaneous Charges incurred by or on behalf of the Lender in connection with the handling and administration of the Collateral. For the purposes hereof, Miscellaneous Charges shall include, but not be limited to, charges for wire transfers, check processing charges, charges for security delivery fees, charges for overnight delivery of Collateral to Investors, Funding
     Bank's service charges and Designated Bank's service charges.
Miscellaneous
     Charges are due when incurred, but shall not be delinquent if paid within fifteen (15) days after receipt of an invoice or an account analysis statement from the Lender.

     14. Section 7.9 of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

          7.9 Minimum Adjusted Tangible Net Worth.  Permit Adjusted
Tangible Net
     Worth of the Company (and its Subsidiaries, on a consolidated basis)
at any
     time  to  be  less  than  Three  Million  Five  Hundred   Thousand
Dollars
     ($3,500,000).

     15. The Lender hereby agrees to waive its default rights with respect to the failure of the Company to comply with the Minimum Adjusted Tangible Net
Worth requirement of the Agreement as of August 31, 1996, and each date thereafter through but excluding the Effective Date. This waiver applies only to the specific instance described herein. It is not a waiver of any subsequent breach of the same provision of the Agreement, nor is it a waiver of any breach of any other provision of the Agreement. Notwithstanding the foregoing, the
Lender reserves all of the rights, powers and remedies presently available to the Lender under the Agreement, the Notes and the Guaranties, including the right to cease making Advances to the Company and the right to accelerate any of the indebtedness owing under the Agreement, if any other default occurs under the Agreement.

     16. The Sublimit Promissory Note is amended and restated in its entirety as set forth in the Second Amended and Restated Sublimit Promissory Note, in the form of Exhibit A-2 attached to this Amendment. All references in this Amendment and in the Agreement to the Sublimit Promissory Note shall be deemed to refer to the Second Amended and Restated Sublimit Promissory Note delivered in connection with this Amendment.

     17. Exhibits C-SF, D-REP and D-SF to the Agreement are hereby deleted in their entirety and replaced with the new Exhibits C-SF, D-REP and D-SF attached to this Amendment. All references in the Agreement to Exhibits C-SF, D-REP and
D-SF shall be deemed to refer to the new Exhibits C-SF, D-REP and D-SF.

     18. Exhibit I-SF to the Agreement is deleted in its entirety and replaced with the new Exhibit I-SF attached to this Amendment. All references in this
Amendment and the Agreement to Exhibit I-SF shall be deemed to refer to the new
Exhibit I-SF.

     19. The Company shall deliver to the Lender (a) an executed original of this Amendment; (b) an executed original of the Second Amended and Restated
Sublimit Promissory Note; (c) an executed Certificate of Secretary with corporate resolutions; (d) a current certified tax, lien and judgment search of the appropriate public records for the Company and the Guarantor, including a search of Uniform Commercial Code financing statements, which search shall not have disclosed the existence of any prior Lien on the Collateral other than in favor of the Lender or as permitted hereunder; (e) current Certificates of Good
Standing of the Company; (f) current insurance information; and (g) a Two
Hundred Fifty Dollar($250) document production fee.

     20. The Company represents, warrants and agrees that (a) there exists no
Default or Event of Default under the Loan Documents, (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of the
Company  enforceable in accordance with their terms, as modified herein,
(c) the
Lender is not in default under any of the Loan Documents and the Company has no offset or defense to its performance or obligations under any of the Loan
Documents, (d) the representations contained in the Loan Documents remain true and accurate in all respects, and (e) there has been no material adverse change in the financial condition of the Company from the date of the Agreement to the date of this Amendment.

     21. Except as hereby expressly modified, the Agreement shall otherwise be unchanged and shall remain in full force and effect, and the Company ratifies and reaffirms all of its obligations thereunder.

     22. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the Company and the Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.


                             MONUMENT MORTGAGE, INC.,
                             a California corporation


                             By:
                                -------------------------------------------
                             Its:  Senior Vice President/CFO


                             RESIDENTIAL FUNDING CORPORATION,
                             a Delaware corporation


                             By:
                                -------------------------------------------
-
                                   D. GRAHAM SHIPMAN
                             Its:  Director


STATE OF California                 )
                                    ) ss
COUNTY OF Contra Costa              )


     On December 30, 1996, before me, a Notary Public,  personally appeared
Paul
Garrigues,   the  Senior  Vice  President/CFO  of  MONUMENT  MORTGAGE,
INC.,  a
California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



                                        -----------------------------------
---
                                        Notary Public
                                        My Commission
Expires:________________
(SEAL)


STATE OF California                 )
                                    ) ss
COUNTY OF Contra Costa              )


     On January 8, 1997, before me, a Notary Public, personally appeared D.
Graham Shipman, the Director of RESIDENTIAL FUNDING CORPORATION, a California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                        -----------------------------------
---
                                        Notary Public
                                        My Commission
Expires:________________


(SEAL)

                              CONSENT OF GUARANTORS


     The undersigned, being the Guarantors under their respective Guaranty dated
as of  March  22,  1996,  hereby  consent  to the  foregoing  Amendment and the
transactions   contemplated   thereby  and  hereby  modify  and  reaffirm
their
obligations under their respective Guaranty so as to include within the term
"Guaranteed Debt" the indebtedness, obligations and liabilities of the Company under this Amendment and the Notes. The Guarantors hereby reaffirm that their obligations under their respective Guaranty are separate and distinct from the
Company's obligations to Lender, and that their obligations under their respective Guaranty are in full force and effect, and each hereby waives and agrees not to assert any anti-deficiency protections or other rights as a defense to their obligations under their respective Guaranty, all as more fully set forth in each Guaranty, the terms of each of which are incorporated herein as if fully set forth herein.

     Each Guarantor further agrees, upon Lender's request, to execute for the benefit of Lender an additional guaranty in form and content acceptable to
Lender and conforming to their respective Guaranty in connection with the foregoing Amendment.

     This Consent of Guarantors may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which, when so executed, shall be an original, but all such counterparts shall together constitute one and the same instrument.

                                   GUARANTORS:



                                   ----------------------------------------
                                            JAMES W. NOACK



                                    ---------------------------------------
                                            JAMES A. UMPHRYES


STATE OF California                 )
                                    ) ss
COUNTY OF Contra Costa              )


     On December 30, 1996, before me, a Notary Public, personally appeared
JAMES
W. NOACK, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                   ----------------------------------------
                                   Notary Public
                                   My Commission Expires:__________________
(SEAL)



STATE OF California                 )
                                    ) ss
COUNTY OF Contra Costa              )

     On December 30, 1996, before me, a Notary Public, personally appeared
JAMES
A. UMPHRYES, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



                                   ----------------------------------------
--
                                   Notary Public
                                   My Commission
Expires:____________________
(SEAL)

EXHIBIT A-2

              SECOND AMENDED AND RESTATED SUBLIMIT PROMISSORY NOTE


$10,000,000                                              Date: December 12,
1996



     FOR VALUE RECEIVED, the undersigned, MONUMENT MORTGAGE, INC., a California corporation (herein called the "Company"), hereby promises to pay to the order of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender" or, together with its successors and assigns, the "Holder") whose principal place of business is 8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437,
or at such other place as the Holder may designate from time to time, the principal sum of Ten Million Dollars ($10,000,000) or so much thereof as may be outstanding from time to time pursuant to the Warehousing Credit and Security
Agreement described below, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each
Advance until repaid in full, and all other fees and charges due under the
Agreement, at the rate and at the times set forth in the Agreement. All payments hereunder shall be made in lawful money of the United States and in immediately available funds.

     This Note is given to evidence an actual warehouse facility in the above amount and is the Sublimit Promissory Note referred to in that certain
Warehousing  Credit and Security  Agreement  (the  "Agreement")  dated
March 22,
1995, between the Company and the Lender, as the same may be amended or supplemented from time to time, and is entitled to the benefits thereof.
Reference is hereby made to the Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the
Agreement.

     This Note is given in replacement for, and not in satisfaction of, that certain First Amended and Restated Sublimit Promissory Note dated February 29,
1996, and issued by the Company to evidence its Obligations under the Agreement
(the "Existing  Note").  All amounts owed by the Company under the Existing
Note
(including, without limitation, the unpaid principal thereunder, interest accrued thereon and fees accrued under the Agreement, whether or not yet due and owing) as of the date hereof, shall be owed hereunder.

     This Note may be prepaid in whole or in part at any time without premium or penalty.

     Should this Note be placed in the hands of attorneys for collection, the
Company agrees to pay, in addition to principal and interest, fees and charges due under the Agreement, any and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

     The Company hereby waives demand, notice, protest and presentment.

     This Note shall be construed and enforced in accordance with the laws of the State of Minnesota, without reference to its principles of conflicts of law.

     IN WITNESS WHEREOF, the Company has executed this Note as of the day and year first above written.


                              MONUMENT MORTGAGE, INC.,
                              a California corporation


                              By:
                                 -------------------------------------
                              Its:
                                 -------------------------------------




STATE OF California                 )
                                    ) ss
COUNTY OF Contra Costa              )



     On ____________________, before me, a Notary Public, personally appeared
_____________________,  the  ___________________  of MONUMENT MORTGAGE,
INC., a
California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



                              -----------------------------------------
                              Notary Public
                              My Commission Expires:___________________
(SEAL)

                                                                    EXHIBIT
I-SF

                              OFFICER'S CERTIFICATE


     Reference is made to that certain Warehousing Credit and Security
Agreement
(Single Family Mortgage Loans) between MONUMENT MORTGAGE, INC., a California corporation (the "Company") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender"), dated as of March 22, 1995 (as the same may be amended, modified, supplemented, renewed or restated from time to time, the
"Agreement"). All capitalized terms used herein and all Section numbers given herein refer to those terms and Sections set forth in the Agreement. This
Officer's  Certificate is submitted to the Lender  pursuant to Section
6.2(c) of
the Agreement.

     The undersigned hereby certifies to the Lender that as of the close of business on , 19____ ("Statement Date",) and with respect to the Company and its
Subsidiaries on a consolidated basis:

     1. As illustrated in the attached calculations supporting this Officer's
          Certificate,  the Company met the covenants set forth in Sections
7.6,
          7.7, 7.8, 7.9, 7.10, 7.11 and 7.12, or if the Company did not
meet any
          of such covenants, a detailed explanation is attached setting forth the nature and period of the existence of the Default and the action the Company has taken, is taking, and proposes to take with respect thereto.

     2. No Servicing Contracts have been sold or pledged by the Company except as permitted under the terms of the Agreement.

     3. No recourse Servicing Contracts have been acquired by the Company.

     4. No payments in advance of the scheduled maturity date have been made with respect to any Subordinated Debt. The Company has incurred no
          Debt required to be subordinated pursuant to Section 6.10.

     5. The Company was in compliance with the applicable HUD, GNMA or
          Investor net worth requirements, and in good standing with VA, HUD,
          GNMA and each Investor.

     6. I have reviewed the terms of the Agreement and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and conditions of the Company (and, if applicable, its
          Subsidiaries) and such review has not disclosed the existence, and I have no knowledge of the existence, of any Default or Event of
          Default, or if any Default or Event of Default existed or exists, a detailed explanation is attached specifying the nature and period of the existence of the Default and the action the Company has taken, is taking and proposes to take with respect thereto.

     7. Pursuant to Section 6.2 of the Agreement, enclosed are the financial statements of the Company as of the Statement Date. The financial statements for the period ending on the Statement Date fairly present the financial condition and results of operations of the Company
(and,
          if applicable, its Subsidiaries) as at the Statement Date.


Dated:
     -------------------

                              MONUMENT MORTGAGE, INC.,
                              a California corporation



                              By:
                                -----------------------------------------
                              Its:
                                -----------------------------------------

                                   CERTIFICATE
                                       OF
                                  SECRETARY OF
                             MONUMENT MORTGAGE. INC.


     I, the undersigned, hereby certify that I am the Secretary of MONUMENT
MORTGAGE, INC., a California corporation (the "Company" ), and have knowledge of the matters contained in this Certificate and hereby certify that:

     1.   The Company is a corporation  duly organized,  validly existing and in
          good  standing  under  the  laws of the  State of  California and has
          complied with all certifications,  filings and requirements necessary
          to continue as a corporation  in the State of California  and for each
          state  where  the  Company  is  transacting   business  as  a
foreign
          corporation.

     2.   In connection with the single family revolving warehouse facility made
          to  the  Company  by  RESIDENTIAL  FUNDING  CORPORATION,   a
Delaware
          corporation (the "Lender" ) pursuant to the terms of a Warehousing
          Credit and Security Agreement dated as of March 22, 1995, as the same may have been amended or supplemented ( the "Agreement"), the Company has the valid power and authority to execute and deliver to the Lender the Fifth Amendment to Warehousing  Credit and Security
Agreement and
          the Second Amended and Restated Sublimit Promissory Note.

     3. The resolutions attached to this Certificate as Exhibit A were duly adopted by either: (a) by unanimous written action of the Board of
          Directors of the Company; or (b) at a meeting of the Board of
          Directors  of the Company held on the 9th day of  Dece,ber.
1996,  at
          which meeting a quorum was present. I am the keeper of the Minute
Book
          of the Company and said resolutions have been entered therein, have not been altered, amended, repealed or rescinded, and are now in full force and effect.

     4.   Any  Certificates  of  Incumbency  delivered  in  connection with the
          Agreement are hereby  deleted in their  entirety and replaced with the
          new  Certificate  of  Incumbency   attached  to  this
Certificate  of
          Secretary as Exhibit B.

     5. There have been no amendments to the Articles of Incorporation or
          Bylaws of the Company since the date of the most recent certified copies thereof delivered to the Lender.

     IN WITNESS WHEREOF, I have hereunto set my hand and the seal of this corporation this 30th day of December, 1996.



                                   ----------------------------------------
-
                                   Secretary

                                    EXHIBIT A
                        RESOLUTIONS OF BOARD OF DIRECTORS


     WHEREAS,  MONUMENT MORTGAGE INC., a California corporation (the
"Company"),
has entered into a single family revolving  warehouse facility (the
"Warehousing
Commitment"),   with  a  present   commitment  amount  of  Ten  Million
Dollars
($10,000,000) (the `"Warehousing  Commitment Amount"),  with RESIDENTIAL
FUNDING
CORPORATION, a Delaware corporation (the "Lender"), as evidenced by a First
Amended and Restated Warehousing Promissory Note in the principal sum of Ten
Million Dollars ($10,000,000), dated as of February 29, 1996, a First Amended and Restated Sublimit Promissory Note in the principal sum of Five Million
Dollars ($5,000,000), dated as of February 29, 1996, and by a Warehousing Credit and Security Agreement dated as of March 22, 1995, as the same may have been amended or supplemented (the "Agreement"); and

     WHEREAS, the Company and the Lender have entered into a term loan facility with a present Term Loan Commitment Amount of One Million Dollars
($1,000,000),
as evidenced by a Term Loan Promissory Note in the principal amount of One
Million Dollars ($1,000,000), dated as of March 22, 1995, and the
Agreement;

     WHEREAS, the Company and the Lender have also entered into a working capital facility with a present Working Capital Commitment Amount of One Million
Dollars ($1,000,000) (the "Working Capital Commitment"), as evidenced by a
First
Amended and Restated Working Capital Promissory Note in the principal sum of One
Million Dollars ($1,000,000), dated as of February 29, 1996, and the
Agreement;

     WHEREAS,   the  Company  proposes  to  extend  the  period  for  which the
Warehousing Commitment and the Working Capital Commitment under the Agreement have been made and to amend certain other terms of the Agreement; and

     WHEREAS, to evidence such extension and amendment, the Company proposes to execute and deliver a Fifth Amendment to Warehousing Credit and Security
Agreement  (the  "Amendment"),  and  a  Second  Amended  and  Restated
Sublimit
Promissory Note ("Amended Note"), copies of which have been presented to the
Board of Directors of this Company; and

     WHEREAS, the Board of Directors of this Company has determined that it will be in the best interests of this Company for the Company to extend the
Warehousing Commitment and the Working Capital Commitment and to amend certain terms of the Agreement.

     WHEREAS, the Board of Directors of the Company has determined that it will be in the best interests of the Company to restate the authority of certain officers and employees to execute and deliver documents in connection with the
Loan.

     RESOLVED, that these resolutions are enacted by the Board of Directors of this Company on its behalf and on behalf of the Company.

     FURTHER RESOLVED, that the Company shall extend the Warehousing Commitment and Working Capital Commitment and to amend the Agreement to be evidenced by the
Amendment and the Amended Note.

     FURTHER RESOLVED, that the Amendment and Amended Note in the forms presented to the Board of Directors of this Company are hereby approved and copies thereof are Pled records of this Company with these Resolutions.

     FURTHER RESOLVED, that any one (insert minimum number required to sign) of the following titles or positions of officers of the Company: President, Vice
President, Executive Vice President, Secretary, Assistant Vice President,
Senior
Vice President (list titles/positions of officers authorized, do not list individual names), shall be and are authorized, empowered and directed in the name of and on behalf of this Company, to execute, acknowledge and deliver the
Amendment and the Amended Note in the forms approved by the Board of Directors of this Company as aforesaid, with such changes therein as may be acceptable to such officers, as conclusively evidenced by their execution thereof.

     FURTHER RESOLVED,  that any one (insert minimum number required to sign) of
the  following  titles or positions  of officers  and  employees of the
Company:
President,  Executive  Vice  President,  Senior Vice  President,  Assistant
Vice
President,   Secretary,   Assistant   Seccretary,   or  Vice   President
(list
titles/positions of officers and employees authorized, do not list individual names), shall be and are authorized, empowered and directed in the name of and on behalf of the Company, to execute, acknowledge and deliver any bailee pledge agreements, advance requests, shipping requests, wire transfer instructions, assignments, security delivery instructions and trust receipts and to endorse notes in the name of the Company, in any form prescribed by the Lender.

     FURTHER RESOLVED, that such officers and employees shall be and are hereby authorized, empowered and directed to do and perform each and every act and execute any and all documents and instruments in the name of this Company as may be necessary or desirable to enable this Company to amend the Commitment and to carry out the purport and intent of the foregoing Resolutions.

                                   EXHIBIT "B"

                          CERTIFICATE AS TO INCUMBENCY


TO: RESIDENTIAL FUNDING CORPORATION


     I hereby certify to you that I am the duly elected and qualified Secretary of MONUMENT MORTGAGE, INC., a California corporation ("Company") and that, as such, I am authorized to execute this Certificate on behalf of the Company. I further certify that the persons named below are duly elected, qualified and acting officers of the Company, holding on the date hereof the respective titles set forth opposite their respective names, and that the respective signatures get forth opposite their names are their true and genuine signatures:


Name                      Title                         Signature

James A. Umphryes         Executive Vice Pres.       ----------------------
----

James W. Noack            President                  ----------------------
----

Paul Garrigues            Chief Financial Officer    ----------------------
----
                          Sr. Vice Pres.

Lee Decker                Sr. Vice Pres.             ----------------------
----

Jenny Pusich              Secretary                  ----------------------
----

Jill Lewis                Asst. Sec.                 ----------------------
----

Regina E. Kimura          Asst. Sec.                 ----------------------
----

Phyllis E. Bogart         Asst. Sec.                 ----------------------
----

Katey Carroll             Vice President             ----------------------
----

Elly Little               Asst. Sec.                 ----------------------
----

Jennifer Aldrete          Vice President             ----------------------
----


     This Certificate replaces any existing Certificates of Incumbency. You may conclusively rely on this Certificate until formally advised by a like
Certificate of any changes herein.

     IN WITNESS WHEREOF, I have hereunto executed this Certificate on this 30th day of December, 1996.



                                      -------------------------------------
-
                                        Secretary

              SECOND AMENDED AND RESTATED SUBLIMIT PROMISSORY NOTE


$10,000,000                                             Date: December 12,
1996



     FOR VALUE RECEIVED, the undersigned, MONUMENT MORTGAGE, INC., a California corporation (herein called the "Company"), hereby promises to pay to the order of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender" or, together with its successors and assigns, the "Holder") whose principal place of business is 8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437,
or at such other place as the Holder may designate from time to time, the principal sum of Ten Million Dollars ($10,000,000) or so much thereof as may be outstanding from time to time pursuant to the Warehousing Credit and Security
Agreement described below, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each
Advance until repaid in full, and all other fees and charges due under the
Agreement, at the rate and at the times set forth in the Agreement. All payments hereunder shall be made in lawful money of the United States and in immediately available funds.

     This Note is given to evidence an actual warehouse facility in the above amount and is the Sublimit Promissory Note referred to in that certain
Warehousing  Credit and Security  Agreement  (the  "Agreement")  dated
March 22,
1995, between the Company and the Lender, as the same may be amended or supplemented from time to time, and is entitled to the benefits thereof.
Reference is hereby made to the Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the
Agreement.

     This Note is given in replacement for, and not in satisfaction of, that certain First Amended and Restated Sublimit Promissory Note dated February 29,
1996, and issued by the Company to evidence its Obligations under the Agreement
(the "Existing  Note").  All amounts owed by the Company under the Existing
Note
(including, without limitation, the unpaid principal thereunder, interest accrued thereon and fees accrued under the Agreement, whether or not yet due and owing) as of the date hereof, shall be owed hereunder.

     This Note may be prepaid in whole or in part at any time without premium or penalty.

     Should this Note be placed in the hands of attorney. for collection, the
Company agrees to pay, in addition to principal and interest, fees and charges due under the Agreement, any and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

     The Company hereby waives demand, notice, protest and presentment.

     This Note shall be construed and enforced in accordance with the laws of the State of Minnesota, without reference to its principles of conflicts of law.

     IN WITNESS WHEREOF, the Company has executed this Note as of the day and year first above written.


                                 MONUMENT MORTGAGE, INC.,
                                 a California corporation


                                 By:
                                   ----------------------------------------
-
                                 Its:  Senior VP / CFO



STATE OF California                 )
                                    ) ss
COUNTY OF Contra Costa              )



     On December 30, 1996, before me, a Notary Public,  personally appeared
Paul
Garrigues, the CFO-SVP of MONUMENT MORTGAGE, INC., a California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.




                                   ----------------------------------------
-
                                   Notary Public
                                   My Commission
Expires:___________________
(SEAL)